SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT



                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  November 30, 1994



                         AMERICAN GENERAL CORPORATION
            (Exact name of registrant as specified in its charter)



           Texas                 1-7981               74-0483432
      (State or other        (Commission File         (IRS Employer
      jurisdiction of            Number)              Identification
      incorporation)                                    Number)


                 2929 Allen Parkway, Houston, Texas     77019
             (Address of principal executive offices)   (Zip Code)



     Registrant's telephone number, including area code:   (713) 522-1111





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Item 5.     Other Events.

            (a) American General Corporation (the "company") and American Brands, Inc. issued a joint News Release dated November 30, 1994, announcing the signing of a definitive agreement under which the company will acquire The Franklin Life Insurance Company, a wholly-owned life insurance subsidiary of American Brands, Inc., for $1.17 billion in cash.

            (b) On November 30, 1994, Standard & Poors, Inc. ("S&P") and Duff & Phelps Credit Rating Co. ("Duff & Phelps") announced that they were downgrading certain of the company's debt securities.

            S&P lowered its ratings on the company's senior unsecured notes from double-"A" to double-"A"-minus and its subordinated debt from double-"A"-minus to single-"A"-plus. S & P further stated that ratings on the company, American General Finance Corporation, the company's life insurance units and related entities remain on CreditWatch with negative implications where they were placed on October 20, 1994. Additionally, S&P assigns its "A-1"-plus rating on American General Capital Services Inc.'s commercial paper. This rating also is placed on CreditWatch.

            Duff & Phelps stated that it has lowered its rating on the company's senior debt from "AA" to "AA-" and reaffirmed the company's commercial paper rating of Duff 1+. In addition, Duff & Phelps has removed the company's senior debt and commercial paper ratings from Rating Watch where they were placed on August 3, 1994.


Item 7.     Financial Statements and Exhibits.

      (c)   Exhibits.

            Exhibit Number

            99 News Release dated November 30, 1994, announcing that the company and American Brands, Inc. have signed a definitive agreement under which the company will acquire The Franklin Life Insurance Company, a wholly-owned life insurance subsidiary of American Brands, Inc., for $1.17 billion in cash.












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                                   SIGNATURE



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AMERICAN GENERAL CORPORATION



Dated:  November 30, 1994           By:   /s/ AUSTIN P. YOUNG
                                          Senior Vice President and
                                                Chief Financial Officer






































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                                   SIGNATURE



            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    AMERICAN GENERAL CORPORATION



Dated:  November 30, 1994           By:

                                          Austin P. Young
                                          Senior Vice President and
                                                Chief Financial Officer




































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                                 EXHIBIT INDEX



Exhibit
Number                                        Description


  99 News Release dated November 30, 1994, announcing that the company and American Brands, Inc. have signed a definitive agreement under which the company will acquire The Franklin Life Insurance Company, a wholly-owned life insurance subsidiary of American Brands, Inc., for $1.17 billion in cash.
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